Investor presentation September 2021 Exhibit 99.1

Safe harbor statements This presentation regarding Destination XL Group (“the Company”, “Destination XL”, “DXLG”, “we”, “us” or “our”) is strictly confidential and is for you to familiarize yourself with the Company. This presentation contains information, statements, beliefs and opinions which are forward-looking, and which reflect current estimates, expectations and projections about future events, referred to herein and which constitute “forward-looking statements” or “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this document, regarding our strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. Statements containing the words “could”, “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward-looking statements. By their nature, forward-looking statements involve a number of known and unknown risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond the Company’s control, concerning, among other things, the Company’s anticipated business strategies, anticipated trends in the Company’s business and anticipated market share, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. Although the Company has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking information contained in this presentation is based on the Company’s current estimates, expectations and projections, which the Company believes are reasonable as of the current date. The Company can give no assurance that these estimates, expectations and projections will prove to have been correct. Given these uncertainties, you should not place undue reliance on these forward-looking statements. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law. You are also reminded that during this presentation, certain non-GAAP financial measures, such as Adjusted EBITDA, free cash flow, adjusted net income (loss) and adjusted net income (loss) per diluted share, may be discussed.  These measure should not be considered an alternative to net income, cash provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP).  These measures are not necessarily comparable to a similarly titled measure of another company.  Please refer to our reconciliations of these discussed figures with the most comparable GAAP measures.

Company overview Large and differentiated assortment of apparel and accessories, offered across a large footprint of 297 retail stores in more than 45 states in the U.S. Deep knowledge of the end customer results in delivering a Big + Tall shopping experience that provides a precise fit and style Thriving digital strategy with ecommerce comprising nearly 30% of total sales Strong relationships and expertise in sourcing and product manufacturing Effective cost restructuring strategy resulted in improved EBITDA margins and improved cash flow Well positioned within the large and growing addressable market (>$10B) post-pandemic Dominant omnichannel retailer, with a long-standing leading position in Big + Tall men’s apparel and accessories

Strong performance under current management Under new leadership in 2019, the Company shifted focus on profitability and market strategy Positive net income and free cash flow Increases in both revenue and EBITDA Reduced debt and strengthened overall balance sheet Reduced inventory position Implemented new CRM and customer-facing email platform, data and analytics, systems and procedures to effectively manage the business Management continues to build upon the growing momentum Harvey Kanter President and CEO Peter Stratton Chief Financial Officer John Cooney Chief Accounting Officer 87% Revenue Growth (1H’21 vs. 1H’20) $11M Total net debt (Jul’21), vs. $61m in Aug’20 52% 2Q’21 Gross Margin $250M 1H’21 Revenue $43.5M 1H’21 Adj. EBITDA 22% 2Q’21 EBITDA Margin

Destination xl’s competitive advantages

*Source: The NPD Group/U.S. Consumer Tracking Service/Men’s Apparel Dollar Sales, 12 months ending January 2021 ** Calculated using the low-end of the Company’s guidance for fiscal 2021 of $490 million in revenues. LARGE Total addressable market External market data defines the broadest addressable market through multiple triangulation between $7B and $19B for the Big + Tall consumer space, with the Core DXL TAM at $10B Based on all the sizes DXL carries, the estimated DXL Addressable B+T Market is $19B 1 2 3 NPD defines the B+T market more narrowly than DXL, resulting in an NPD Addressable B+T Market of only $7B* Through corroboration, DXL and NPD developed a Core Addressable B+T Market, totaling $10B, that includes elements of both DXL’s and NPD’s Big + Tall market sizing metrics Total Men’s Apparel: $56B DXL B+T Market: $19B Core B+T Market: $10B NPD B+T Market: $7B*

Growth Strategy

leveraging DTC to enhance profitability Positioned to take market share with new customer acquisition strategy Shift in brand positioning to more fully priced apparel Attractive online customer demographic Increasing mobile app engagement Incremental digital and CRM marketing investments through fiscal 2021 New marketing strategy is adaptive and increases personalization of digital interaction A large portion of assortment is now available on digital third-party marketplaces, including Amazon Digital transformation initiatives have successfully positioned DXLG as an omnichannel digital retail company 66% DXL.com sales growth (2Q’21 vs. 2Q’19) 29% Growth in new-to-file customers (2Q’21 vs. 2Q’19) 73 Net promoter score* 709% Increase in mobile app revenue (2Q’21 vs. 2Q’19) 350 bps Increase in merchandise margin (2Q’21 vs. 2Q’19) 72% Increase in mobile downloads (2Q’21 vs. 2Q’19) *Source: Medallia

Merchandising strategy Brand positioning strategy has shifted to more full-price messaging and lower volumes of merchandise discounts ~52% Private label brands 82% Casual sportswear 13% Tailored clothing 5% Footwear ~48% Collections attractive spectrum of brand partners Deep assortment of brands targeting multiple, high demand price segments Good Better Best

1shopify.com Best-in-class customer experience Trusted brand within an under-served market Over 90% of our customers are in the loyalty program Diversity and Inclusion are a core competency, enabling personalized experiences Net promoter score of 73 Industry leading levels of customer satisfaction We have a low sales return rate of 7% on ecommerce sales, as compared to an industry average of 20%1 Being Empathetic to our customers’ unique needs, our brand is perceived as authentic and genuine and leaves our customer’s feeling respected and valued We create a sense of Belonging, thereby building a Community of Big + Tall men the fit experts DXL apparel provides a unique fit and highly differentiated products for Big + Tall customers key Investment Considerations

Financial Summary ($in millions) Key Growth Drivers and Margin Opportunities: Enhanced digital and DTC initiatives Reformulated merchandising strategy Margin accretive digital investments Rightsizing our store portfolio SG&A cost efficiencies appendix

Second Quarter 2021 RESULTS Highlights:

Fiscal 2021 Full-year guidance We remain cautious that the current sales trend may shift for a number of reasons, including increased spread of variants of the COVID-19 virus that may result in prolonged restrictions, store closures, supply chain challenges, increased commodity costs and reduced demand for apparel The Company expects to return to positive Adjusted EBITDA and positive free cash flow in fiscal 2021: Adjusted EBITDA and free cash flow are non-GAAP measures, see “Non-GAAP Financial Measures” for a discussion of such non-GAAP measures

1NOLs expire over the following timeframe: Federal 2021-2037, State 2021-2041, Foreign 2025-2041 Future Tax Deductions We have significant net operating loss carryforwards that can be used to offset future taxable income, resulting in low cash tax payments At the end of fiscal 2013, we established a full valuation allowance against our net deferred tax assets, which consist primarily of net operating loss carryforwards. The full valuation allowance remains in place at this time, effectively removing these assets from our balance sheet These net operating losses remain available to offset future taxable income, reducing cash tax payments YTD Q2 2021 effective tax rate of just 1.4% as compared to statutory rate of approximately 26%

Non-GAAP Financial Measures Reconciliation of non-GAAP measures: Adjusted EBITDA Free Cash Flow

Non-GAAP Financial Measures (Continued) Adjusted net income (loss) and adjusted net income (loss) per diluted share